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                                                                     EXHIBIT 4.5

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                           FRONTIER ESCROW CORPORATION

                            FRONTIER OIL CORPORATION

                                  $220,000,000

                      8.000% Series A Senior Notes due 2013

                               Purchase Agreement

                                  April 4, 2003

                            BEAR, STEARNS & CO. INC.
                              LEHMAN BROTHERS INC.
                          BNP PARIBAS SECURITIES CORP.

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                           Frontier Escrow Corporation
                            Frontier Oil Corporation

                                  $220,000,000

                      8.000% Series A Senior Notes due 2013

                               PURCHASE AGREEMENT

                                                              April 4, 2003
                                                              New York, New York

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.
BNP PARIBAS SECURITIES CORP.
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York  10179

Ladies & Gentlemen:

          Frontier Escrow Corporation, a Delaware corporation (the "Issuer") and a wholly-owned Subsidiary (as defined in the Indenture) of Frontier Oil Corporation (the "Company"), proposes to issue and sell to Bear, Stearns & Co. Inc., Lehman Brothers Inc. and BNP Paribas Securities Corp. (each, an "Initial Purchaser" and, collectively, the "Initial Purchasers") $220,000,000 in aggregate principal amount of 8.000% Series A Senior Notes due 2013 (the "Series A Notes"), subject to the terms and conditions set forth herein. The Series A Notes will be issued pursuant to an indenture (the "Indenture"), to be dated the Closing Date (as defined), among the Issuer, the Guarantors (from and after the consummation of the Escrow Corp. Merger (as defined below)) and Wells Fargo Bank, N.A., as trustee (the "Trustee"). The Issuer is expected to merge with and into the Company with the Company as the surviving entity (the "Escrow Corp. Merger") immediately prior to the mergers contemplated by the Agreement and Plan of Merger, dated as of March 30, 2003, among the Company, Holly Corporation ("Holly"), Front Range Himalaya Corporation ("Parent"), Front Range Merger Corporation and Himalaya Merger Corporation (the "Merger Agreement"), pursuant to which (i) Front Range Merger Corporation will merge with and into the Company with the Company as the surviving corporation (the "Frontier Merger"), (ii) Himalaya Merger Corporation will merge with and into Holly with Holly as the surviving corporation (the "Holly Merger") and (iii) upon consummation of the Frontier Merger and the Holly Merger, each of the Company and Holly will become a wholly-owned subsidiary of Parent and Parent will be renamed Frontier Oil Corporation and immediately thereafter Holly and its subsidiaries will become wholly-owned subsidiaries of the Company, which shall have been renamed (together with the Holly Merger, the Frontier Merger and the Escrow Corp. Merger, the "Mergers"). Upon consummation of the Escrow Corp. Merger, the Company will succeed to the obligations of the Issuer hereunder and under the Indenture and the Series A Notes, will execute a supplemental indenture to the Indenture or an assumption agreement to the Indenture in connection therewith, and the Company's obligations under the Registration Rights Agreement (as defined) will become operative. In addition, upon

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consummation of the Mergers, the Series A Notes will become fully and unconditionally guaranteed (the "Guarantees") as to payment of principal, interest, premium and liquidated damages, if any, on an unsecured senior basis, jointly and severally by Parent and all domestic entities that are Subsidiaries of Frontier Oil Corporation upon consummation of the Mergers (collectively, the "Guarantors"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Indenture.

          Pending the consummation of the Mergers, the Issuer will deposit 101% of the aggregate principal amount of the Series A Notes, plus accrued and unpaid interest on the Series A Notes, to but not including, October 31, 2003, in an escrow account (the "Escrow Account") pursuant to an Escrow Agreement between the Issuer and Wells Fargo Bank, N.A., as Trustee and as escrow agent, to be dated the Closing Date (as defined) (the "Escrow Agreement"). The funds in the Escrow Account will be released on or before October 31, 2003 either to finance the Mergers on the terms described in the Offering Memorandum (as defined) or, in the event of a Special Mandatory Redemption (as defined in the Indenture), to finance the purchase price in connection therewith.

          1. Issuance of Securities. The Issuer proposes, upon the terms and subject to the conditions set forth herein, to issue and sell to the Initial Purchasers an aggregate of $220,000,000 in principal amount of Series A Notes. The Series A Notes and the Series B Notes (as defined) issuable in exchange therefor are collectively referred to herein as the "Notes."

          Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act of 1933, as amended (the "Act"), the Series A Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

"THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY
                    ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER
                    SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) (a) IN THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (c) IN A TRANSACTION MEETING THE

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                    REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (d) TO AN
                    INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501
                    (a) (1), (2), (3) OR (7) OF THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR")) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH
                    CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS
                    IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT OR (e) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT
                    (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN
                    EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION
                    AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

          2. Offering. The Series A Notes will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements under the Act. The Issuer and the Company will prepare an offering memorandum, to be dated April 4, 2003 (the "Offering Memorandum"), relating to the Issuer, the Company and its Subsidiaries, Parent, Holly and its Subsidiaries, and the Series A Notes.

          The Initial Purchasers have advised the Company that the Initial Purchasers will make offers (the "Exempt Resales") of the Series A Notes only on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the Act ("QIBs") and (ii) non-U.S. persons outside the United States in reliance upon Regulation S ("Regulation S") under the Act (each, a "Reg S Investor"). The QIBs and the Reg S Investors are collectively referred to herein as the "Eligible Purchasers." The Initial Purchasers will offer the Series A Notes to such Eligible Purchasers initially at a price equal to 99.156% of the principal amount thereof. Such price may be changed at any time without notice.

          Upon consummation of the Mergers, holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement relating to such Series A Notes (the "Registration Rights Agreement"), to be dated the Closing Date (as defined), for so long as such Series A Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and Parent, following the consummation of the Mergers, will agree to file with the Securities and Exchange Commission (the "Commission"), under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the Company's 8.000% Series B Senior Notes due 2013 (the "Series B

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Notes") and Guarantees thereof to be offered in exchange for the Series A Notes and Guarantees thereof (the "Exchange Offer") and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale by certain holders of the Series A Notes, and to use their best efforts to cause such Registration Statements to be declared effective and to consummate the Exchange Offer. This Agreement, the Notes, the Indenture, the Registration Rights Agreement and the Escrow Agreement are hereinafter referred to collectively as the "Operative Documents."

          3. Purchase, Sale and Delivery. (a) (a) (a) On the basis of the representations, warranties and covenants contained in this Agreement, and subject to its terms and conditions, the Issuer agrees to issue and sell to the Initial Purchasers, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Issuer, the principal amounts of Series A Notes set forth opposite the name of such Initial Purchaser on Exhibit A. The purchase price for the Series A Notes will be $966.56 per $1,000 principal amount Series A Note.

                    (b) Delivery of the Series A Notes shall be made, against payment of the purchase price therefor, at the offices of Latham & Watkins LLP, New York, New York or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m., New York City time, on April 17, 2003 or at such other time as shall be agreed upon by the Initial Purchasers and the Issuer. The time and date of such delivery and payment are herein called the "Closing Date."

                    (c) On the Closing Date, one or more Series A Notes in definitive global form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), having an aggregate amount corresponding to the aggregate principal amount of the Series A Notes (the "Global Note") sold pursuant to Exempt Resales to Eligible Purchasers shall be delivered by the Issuer to the Initial Purchasers (or as the Initial Purchasers direct), against payment by the Initial Purchasers of the purchase price therefor, by wire transfer of same day funds, to an account designated by the Issuer, provided that the Issuer shall give at least two business days' prior written notice to the Initial Purchasers of the information required to effect such wire transfer. The Global Note shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m. on the business day immediately preceding the Closing Date.

          4. Agreements of the Issuer and the Company. Each of the Issuer and the Company covenants and agrees with the Initial Purchasers as follows:

                    (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing,
          (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Notes or the related Guarantees for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority and (ii) of the happening of any event that makes any statement of a material fact made in the Offering Memorandum untrue or that requires the making of any additions to or changes in the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they are

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          made, not misleading. The Issuer and the Company shall use their respective reasonable efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Notes or the related Guarantees under any state securities or Blue Sky laws and, if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any Notes or the related Guarantees under any state securities or Blue Sky laws, the Issuer and the Company shall promptly use their respective reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                    (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Company and the Issuer, without charge, as many copies of the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request. The Issuer and the Company consent to the use of the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

                    (c) Not to amend or supplement the Offering Memorandum without the consent of the Initial Purchasers, which consent shall be provided in a reasonable period of time (which shall not in any case be longer than three full business days after receipt of such proposed amendment or supplement) and shall not be unreasonably withheld, during such period as in the opinion of counsel for the Initial Purchasers the Offering Memorandum is required by law to be delivered in connection with Exempt Resales and in connection with market-making activities of the Initial Purchasers for so long as any Series A Notes are outstanding. The Issuer and the Company shall promptly prepare, upon the Initial Purchasers' request, any amendment or supplement to the Offering Memorandum that may be necessary or advisable in connection with such Exempt Resales or such market making activities.

                    (d) If, during the period referred to in 4(c) above, any event shall occur as a result of which, in the judgment of the Issuer, the Company or the Initial Purchasers, or in the reasonable opinion of counsel for the Issuer, the Company or the Initial Purchasers, it becomes necessary or advisable to amend or supplement the Offering Memorandum so that it does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if, in the opinion of the Issuer, the Company, the Initial Purchasers or counsel for the Company, the Issuer or the Initial Purchasers, it is necessary or advisable to amend or supplement the Offering Memorandum to comply with applicable law, (i) to notify the Initial Purchasers promptly and
          (ii) forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum (in form and substance reasonably satisfactory to the Initial Purchasers) so that the statements therein as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances when it is so delivered, not misleading, or so that such Offering Memorandum will comply with applicable law.

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                    (e)       To cooperate with the Initial Purchasers and
          counsel for the Initial Purchasers in connection with the qualification or registration of the Series A Notes and the Guarantees thereof under the securities or Blue Sky laws of such jurisdictions of the United States as the Initial Purchasers may reasonably request and to continue such qualification in effect so long as required for the Exempt Resales; provided, however, that none of the Issuer, the Company or any of the Guarantors shall be required in connection therewith to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to service of process in any jurisdiction where it is not now so subject.

                    (f) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to the performance of the obligations of the Issuer and the Company hereunder, including in connection with: (i) the preparation, printing, filing and distribution of the Offering Memorandum (including, without limitation, financial statements) and all amendments and supplements thereto required pursuant hereto, (ii) the preparation (including, without limitation, duplication costs) and delivery of all agreements, correspondence and all other documents prepared and delivered in connection herewith and with the Exempt Resales, (iii) the issuance, transfer and delivery by the Issuer of the Series A Notes and the Guarantees endorsed thereon to the Initial Purchasers, (iv) the qualification or registration of the Notes and the related Guarantees for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the cost of printing and mailing a Blue Sky Memorandum and the reasonable fees and disbursements of counsel for the Initial Purchasers relating thereto), (v) furnishing such copies of the Offering Memorandum, and all amendments and supplements thereto, as may be requested for use in connection with Exempt Resales, (vi) the preparation of certificates for the Notes (including, without limitation, printing and engraving thereof), (vii) the fees, disbursements and expenses of the Issuer's, the Company's and the Guarantors' counsel and accountants, (viii) all fees and expenses (including fees and expenses of counsel) of the Issuer, the Company and the Guarantors in connection with the approval of the Notes by DTC for "book-entry" transfer, (ix) rating the Notes by rating agencies, (x) the reasonable fees and expenses of the Trustee and its counsel, (xi) the performance by the Issuer and the Company of their respective other obligations under this Agreement and the other Operative Documents and (xii) "roadshow" travel and other expenses incurred by the Issuer or the Company in connection with the marketing and sale of the Notes; provided, however, except as provided in this Section 4(f) and in Section 11(d), the Initial Purchasers shall pay their own costs and expenses (including the costs and expenses of their counsel).

                    (g) To use the proceeds from the sale of the Series A Notes in the manner described in the Offering Memorandum under the caption "Use of Proceeds," unless the Issuer is required to redeem the Series A Notes pursuant to a Special Mandatory Redemption.

                    (h) Not to voluntarily claim, and to resist actively any attempts to claim, the benefit of any usury laws against the holders of any Notes.

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                    (i)       To use its best efforts to do and perform in all
          material respects all things required or necessary to be done and performed under this Agreement by it prior to or after the Closing Date and to satisfy all conditions precedent on its part to the delivery of the Series A Notes except to the extent any such condition has been waived in writing by the Initial Purchasers.

                    (j) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series A Notes in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Series A Notes or to take any other action that would result in the Exempt Resales not being exempt from registration under the Act.

                    (k) For so long as any of the Series A Notes remain outstanding and during any period in which the Company and the Guarantors are not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available upon request to any holder or beneficial owner of Series A Notes in connection with any sale thereof and any prospective purchaser of such Series A Notes from such holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act.

                    (l) So long as permitted under applicable law, to use its reasonable efforts to cause the Exchange Offer to be made in the appropriate form to permit registered Series B Notes and the Guarantees thereof to be offered in exchange for the Series A Notes and the Guarantees thereof and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

                    (m) To comply with all of its agreements set forth in the Registration Rights Agreement and all of its agreements set forth in the representation letter of the Issuer and the Company to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

                    (n) To use reasonable best efforts to effect the inclusion of the Notes in PORTAL and to obtain approval of the Series A Notes by DTC for "book-entry" transfer.

                    (o) During a period of five years following the Closing Date, to deliver without charge to the Initial Purchasers, as they may reasonably request, promptly upon their becoming available, copies of (i) all reports or other publicly available information that the Company and the Guarantors shall mail or otherwise make available to their securityholders and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange and such other publicly available information concerning the Company, Parent or any of the Company's Subsidiaries, including without limitation, press releases.

                    (p) Prior to the Closing Date, to furnish to the Initial Purchasers, as soon as they have been prepared in the ordinary course by the Company, copies of any unaudited interim financial statements for any period subsequent to the periods covered by the

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          financial statements appearing in the Offering Memorandum, unless such financial statements are then publicly available.

                    (q) Not to take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company or Parent to facilitate the sale or resale of the Notes. Except as permitted by the Act, neither the Issuer nor the Company will distribute any (i) preliminary offering memorandum, (ii) offering memorandum, including, without limitation, the Offering Memorandum, or
          (iii) other offering material in connection with the offering and sale of the Notes.

                    (r) During the period from the date hereof until 90 days after the Closing Date, not to offer, sell, contract to sell or cause to be offered, sold or contracted to sell, or otherwise dispose of any debt securities of the Issuer, the Company or any of the Guarantors substantially similar to the Notes without the prior written consent of Bear, Stearns & Co. Inc., on behalf of the Initial Purchasers.

                    (s) To deposit 101% of the aggregate principal amount of the Series A Notes, plus accrued and unpaid interest on the Series A Notes, to but not including, October 31, 2003, in the Escrow Account and to abide by the terms of the Escrow Agreement.

                    (t) Upon consummation of the Escrow Corp. Merger, that the Company will assume all of Issuer's obligations under this Agreement, including but not limited to Sections 6 and 7 hereof.

                    (u) In the event that the Frontier Merger and the Holly Merger are consummated, to immediately thereafter cause Holly and its subsidiaries to become wholly-owned subsidiaries of the Company.

          5. Representations and Warranties. (a) (a) Each of the Issuer and the Company, jointly and severally, represents and warrants to the Initial Purchasers that:

                    (i) The Offering Memorandum as of its date and as of the Closing Date will not, and any supplement or amendment to it will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuer and the Company make no warranty or representation with respect to any statement contained in, or any matter omitted from, the Offering Memorandum (or any supplement or amendment thereto) made in reliance upon and in conformity with information relating to the Initial Purchasers furnished in writing by or on behalf of any Initial Purchasers through Bear, Stearns & Co. Inc. to the Issuer or the Company, or both, expressly for use with reference to such Initial Purchaser in the Offering Memorandum (or any supplement or amendment thereto). No stop order preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

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                    (ii)      The Issuer (A) has been duly organized and is
          validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and (B) as of the date hereof does not have, and as of the Closing Date will not have, any operations, Subsidiaries, assets, indebtedness, liabilities or obligations, other than the Series A Notes and any obligations pursuant to this Agreement or the other Operative Documents.

                    (iii) Each of the Company, Parent and the Company's Subsidiaries (A) has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, (B) has, and after giving effect to the Mergers will have, all requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the Offering Memorandum and to own, lease and operate its properties, and
          (C) is, and after giving effect to the Mergers will be, duly qualified and in good standing as a foreign corporation, authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified could not reasonably be expected to (x) result, individually or in the aggregate, in a material adverse effect on the properties, business, proposed business (including after giving effect to the Mergers) of the Company, Parent and the Company's Subsidiaries, taken as a whole, (y) interfere with or adversely affect the issuance or marketability of the Notes or (z) in any material manner draw into question the validity of this Agreement or any other Operative Document or the transactions described in the Offering Memorandum under the caption "Use of Proceeds" (any of the events set forth in clauses (x), (y) or (z), a "Material Adverse Effect").

                    (iv) As of the date hereof and without giving effect to the Mergers, the Company has no Subsidiaries other than the entities listed on Exhibit B attached hereto, other than Parent. Upon consummation of the Mergers, Holly and its Subsidiaries will become Subsidiaries of the Company.

                    (v) All of the outstanding shares of capital stock or other securities evidencing equity securities of each of the Company and Parent have been duly authorized, validly issued and are, and after giving effect to the Mergers will be, fully paid and nonassessable, were issued in compliance with all applicable federal and state securities laws and were not issued in violation of any preemptive or similar rights.

                    (vi) All of the outstanding shares of capital stock of each of the Company's Subsidiaries is owned, and after giving effect to the Mergers will be owned, directly or indirectly, by the Company, free and clear of any security interest, claim, lien, encumbrance, restriction on transfer, limitation on voting rights or other defect of title whatsoever, except Permitted Liens; and all such securities have been duly authorized, validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. Except for (i) the shares of stock of each of the Company's Subsidiaries owned by the Company, and after giving effect to the Mergers to be owned by the Company, (ii) the 334 shares of stock of 8901 Hangar, Inc. owned by the Company, (iii) the Company's interest in FGI, LLC and (iv) the Company's 50% interest in Parent, neither the Company nor any of its Subsidiaries owns, directly or

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          indirectly, any shares of capital stock of any corporation or has any equity interest in any firm, partnership, joint venture or other entity.

                    (vii) Except as disclosed in the Offering Memorandum, there are not currently, and after giving effect to the Mergers will not be, any outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any capital stock or other equity interest of the Issuer, the Company, Parent or any of the Company's Subsidiaries.

                    (viii) When the Series A Notes are issued and delivered pursuant to this Agreement, no Series A Note will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Issuer, the Company or Parent that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

                    (ix) Each of the Issuer and the Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Operative Documents to which it is a party and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Notes.

                    (x) This Agreement has been duly and validly authorized, executed and delivered by the Issuer and the Company.

                    (xi) The Indenture has been duly and validly authorized by the Issuer and, when duly executed and delivered by the Issuer, will be the legal, valid and binding agreement of the Issuer, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity (whether considered in a proceeding in equity or at law) and provided that rights to indemnification and arbitration thereunder may be limited by federal or state securities laws or public policy relating thereto. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. The Indenture conforms in all material respects to the description thereof in the Offering Memorandum.

                    (xii) The Registration Rights Agreement has been duly and validly authorized by each of Parent and the Company and, when duly executed and delivered by each of Parent and the Company, will be the legal, valid and binding obligation of each of Parent and the Company, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity (whether considered in a proceeding in equity or at law) and provided that rights to indemnification and arbitration thereunder may be limited by federal or state securities laws or public policy relating thereto. The Registration Rights Agreement conforms in all material respects to the description thereof in the Offering Memorandum.

                    (xiii) The Escrow Agreement has been duly and validly authorized by the Issuer and, when duly executed and delivered by the Issuer, will be the legal, valid and binding agreement of the Issuer, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the rights of creditors generally and subject to general principles of equity (whether considered in a proceeding in equity or at law) and provided that rights to indemnification and arbitration thereunder may be limited by federal or state securities laws or public policy relating thereto. The Escrow Agreement conforms in all material respects to the description thereof in the Offering Memorandum.

                    (xiv) The Merger Agreement has been duly and validly authorized, executed and delivered by each of the Company and Parent and is a valid and binding agreement of each of the Company and Parent, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the rights of creditors generally and subject to general principles of equity (whether considered in a proceeding in equity or at law). The Merger Agreement conforms in all material respects to the description thereof in the Offering Memorandum.

                    (xv) The Agreement of Merger of the Issuer into and with the Company, dated as of the Closing Date (the "Escrow Corp. Merger Agreement"), will be, as of the Closing Date, duly and validly authorized, executed and delivered by each of the Issuer and the Company and will be, as of the Closing Date, a valid and binding agreement of each of the Issuer and the Company, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the rights of creditors generally and subject to general principles of equity (whether considered in a proceeding in equity or at law).

                    (xvi) The Series A Notes have been duly and validly authorized by the Issuer for issuance and sale to the Initial Purchasers pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of the Issuer, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the rights of creditors generally and subject to general principles of equity (whether considered in a proceeding in equity or at law). Upon consummation of the Escrow Corp. Merger, the Indenture will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the rights of creditors generally and subject to general principles of equity (whether considered in a proceeding in equity or at law) and provided that rights to indemnification and arbitration thereunder may be limited by federal or state securities laws or public policy relating thereto. The Series A Notes, when issued, authenticated and delivered, will conform in all material respects to the description thereof in the Offering Memorandum.

                    (xvii) The Guarantees of the Series A Notes have been duly and validly authorized by Parent and each of the entities set forth on Exhibit B hereto and, when executed and delivered in accordance with the terms of the Indenture and when the Series A Notes have been issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of Parent and each of the entities set forth on Exhibit B hereto, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity (whether considered in a proceeding in equity or at law). The Guarantees, when executed and delivered, will conform in all material respects to the description thereof in the Offering Memorandum.

                    (xviii)   The Series B Notes have been duly and validly
          authorized for issuance by the Company and, when issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, will be the legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity (whether considered in a proceeding in equity or at law).

                    (xix) The Guarantees of the Series B Notes have been duly and validly authorized by Parent and each of the entities set forth on Exhibit B hereto and, when executed and delivered in accordance with the terms of the Indenture and when the Series B Notes have been issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of Parent and each of the entities set forth on Exhibit B hereto, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity (whether considered in a proceeding in equity or at law).

                    (xx) None of the Issuer, the Company, Parent or any of the Company's Subsidiaries is, or after giving effect to the Mergers and the Offering will be, (A) in violation of its charter or bylaws,
          (B) in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject or (C) except as described in the Offering Memorandum, in violation of any local, state, federal or foreign law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, environmental laws, statutes, ordinances, rules, regulations, judgments or court decrees) applicable to it or any of its assets or properties (whether owned or leased), except, in the case of clause (B) or (C), where such event could not reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Issuer and the Company, there exists no condition that, and after giving effect to the Mergers will exist no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument, which default could reasonably be expected to have a Material Adverse Effect.

                    (xxi) Except as set forth in the Offering Memorandum, none of (A) the execution, delivery or performance by the Issuer or the Company of this Agreement or the execution, delivery or performance by the Issuer, the Company or Parent of any of the other Operative Documents to which the Issuer, the Company or Parent is a party, (B) the issuance and sale of the Notes, and upon consummation of the Mergers, the issuance of the Guarantees or (C) the consummation by the Issuer or the Company of the transactions described in the Offering Memorandum under the caption "Use of Proceeds," violates, conflicts with or constitutes a breach of, or after giving effect to the Mergers will violate, conflict with or constitute a breach of, any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default under), or require consent under (including after giving effect to the Mergers), or result in (including after giving effect to the Mergers), the imposition of a lien or encumbrance on any properties of the Issuer, the Company, Parent, or any of the Company's Subsidiaries or an acceleration of any indebtedness of the Issuer, the Company, Parent or any of the Company's Subsidiaries pursuant to (1) the charter or bylaws of the Issuer, the Company, Parent or any of the Company's Subsidiaries, (2) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer, the Company, Parent or any of the Company's Subsidiaries is a party or by which any of them or their property is or may be bound, (3) any statute, rule or regulation applicable to the Issuer, the Company, Parent or any of the Company's Subsidiaries or any of their assets or properties or (4) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Issuer, the Company, Parent or any of the Company's Subsidiaries or any of their assets or properties, except, in the case of clause (2), (3) or
          (4), where such event could not reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Offering Memorandum, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, (A) any court or governmental agency, body or administrative agency or (B) any other person is required for, or after giving effect to the Mergers will be required for, (1) the execution, delivery and performance by each of the Issuer and the Company of this Agreement or the execution, delivery and performance by the Issuer, the Company and Parent of any of the other Operative Documents to which the Issuer, the Company or Parent is a party, (2) the issuance and sale of the Notes, and upon consummation of the Mergers, the issuance of the Guarantees or (3) the consummation of the transactions described in the Offering Memorandum under the heading "Use of Proceeds," except such as have been or will be obtained and made on or prior to the Closing Date (or, in the case of the Registration Rights Agreement, will be obtained and made under the Act), the Trust Indenture Act, and state securities or Blue Sky laws and regulations or such as may be required by the NASD.

                    (xxii) There is (A) no action, suit, investigation or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now, or after giving effect to the Mergers, pending or, to the best knowledge of the Issuer and the Company, threatened or contemplated, or to which the Issuer, the Company, Parent or any of the Company's Subsidiaries is a party or to which the business or property of the

          Issuer, the Company, Parent or any of the Company's Subsidiaries is subject, (B) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body and (C) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Issuer, the Company, Parent or any of the Company's Subsidiaries is or may be subject, or after giving effect to the Mergers will or may be subject, or to which the business, assets or property of any of the Issuer, the Company, Parent or any of the Company's Subsidiaries is subject, or after giving effect to the Mergers will be subject, that, in the case of clauses (A), (B) and (C) above, (1) is required to be disclosed in the Offering Memorandum and that is not so disclosed or (2) could reasonably be expected to have a Material Adverse Effect.

                    (xxiii)   No action has been taken and no statute, rule,
          regulation or order has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Notes or the Guarantees or prevents or suspends the use of the Offering Memorandum; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Notes or the Guarantees or prevents or suspends the sale of the Notes or the Guarantees in any jurisdiction referred to in Section 4(e) hereof; and every request of any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects.

                    (xxiv) Except as disclosed in the Offering Memorandum, none of the Issuer, the Company, Parent any of the Company's Subsidiaries is, or after giving effect to the Mergers will be, a party to any union or collective bargaining agreement, and there is, and after giving effect to the Mergers will be, no significant strike, labor dispute, slowdown or stoppage pending against the Issuer, the Company, Parent or any of the Company's Subsidiaries nor, to the best knowledge of the Issuer and the Company, threatened against the Issuer, the Company, Parent or any of the Company's Subsidiaries, including as a result of the Mergers, except, in each case, as could not reasonably be expected to have a Material Adverse Effect.

                    (xxv) Except as disclosed in the Offering Memorandum, none of the Issuer, the Company, Parent or any of the Company's Subsidiaries has, or after giving effect to the Mergers will have, violated any foreign, federal, state or local law or regulation, or any judicial or administrative order, consent, decree or judgment, relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, "Environmental Laws"), which violation (a) could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (b) is required to be disclosed in the Offering Memorandum and is not so disclosed; and, except as described in the Offering Memorandum, none of the Issuer, the Company, Parent and the Company's Subsidiaries is, and after giving effect to the Mergers, will be, responsible for any known contamination or pollution that may require remediation that (a) could, either singly or in the aggregate, reasonably be expected to have a Material Adverse Effect or (b) is required to be disclosed in the Offering Memorandum and is not so disclosed.

                    (xxvi) Each of the Issuer, the Company, Parent and the Company's Subsidiaries has, and after giving effect to the Mergers will have, such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("Permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its businesses, except where the failure to have such Permits could, either individually or in the aggregate, not reasonably be expected to have a Material Adverse Effect; each of the Issuer, the Company, Parent and the Company's Subsidiaries has, and after giving effect to the Mergers will have, fulfilled and performed all of its obligations with respect to such Permits and no event has, or after giving effect to the Mergers will have, occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit, except as could, either individually or in the aggregate, not reasonably be expected to have a Material Adverse Effect; and, except as described in the Offering Memorandum, such Permits contain, and after giving effect to the Mergers will contain, no restrictions that are materially burdensome to the Issuer, the Company, Parent or such Subsidiary, as the case may be.

                    (xxvii)   Each of the Issuer, the Company, Parent and the
          Company's Subsidiaries has, and after giving effect to the Mergers will have, (A) good and marketable title to all of the properties and assets described in the Offering Memorandum as owned by it, free and clear of all liens, charges, encumbrances and restrictions (except for Permitted Liens) and (B) peaceful and undisturbed possession under all material leases to which any of them is a party as lessee and each of which lease is valid and binding and no default exists thereunder, except for defaults that could not reasonably be expected to have a Material Adverse Effect. All material leases to which the Issuer, Company, Parent or any of the Company's Subsidiaries is a party are, and after giving effect to the Mergers will be, valid and binding and no default by the Issuer, the Company, Parent or such Subsidiary, as the case may be, has occurred and is continuing thereunder, or after giving effect to the Mergers will have occurred and will be continuing thereunder, and, to the best knowledge of the Issuer and the Company, no material defaults by the landlord are existing under any such lease, or after giving effect to the Mergers will be existing under any such lease, except those defaults that could not reasonably be expected to have a Material Adverse Effect.

                    (xxviii) Except as disclosed in the Offering Memorandum, each of the Issuer, the Company, Parent and the Company's Subsidiaries owns, possesses or has the right to employ, and after giving effect to the Mergers will own, possess or have the right to employ, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, software, systems or procedures), trademarks, service marks and trade names, inventions, computer programs, technical data and information (collectively, the "Intellectual Property") presently employed by it in connection with the businesses now operated by it or that are proposed to be operated by it, including as a result of the Mergers, free and clear of and without violating any right, claimed right, charge, encumbrance, pledge, security interest, restriction or lien of any kind of any other person (except for Permitted Liens), and none of the Company, Parent or any of the Company's

          Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing, except those infringements of or conflicts with asserted rights of others that could not reasonably be expected to have a Material Adverse Effect. The use of the Intellectual Property in connection with the business and operations of the Company, Parent or any of the Company's Subsidiaries does not infringe, and after giving effect to the Mergers will not infringe, on the rights of any person, except such infringements as could not reasonably be expected to have a Material Adverse Effect.

                    (xxix) The Company, Parent and each of the Company's Subsidiaries have, and after giving effect to the Mergers will have,
          (A) filed all federal, state and local and foreign tax returns that are required to be filed through the date hereof, and all such tax returns are true, complete and accurate in all material respects, or
          (B) received valid extensions thereof and have paid all taxes shown on such returns and all assessments received by them except where, in the case of state and local and foreign tax returns, the failure to file in clause (A), or extend the due date the of or pay the same in clause
          (B), in the aggregate, could not reasonably be expected to have a Material Adverse Effect; neither the Company nor the Issuer has knowledge of any tax deficiency that has been or might be asserted against the Company, Parent or any of the Company's Subsidiaries, including as a result of the Mergers, that could reasonably be expected to have a Material Adverse Effect; to the best knowledge of the Issuer and the Company, all tax liabilities are, and after giving effect to the Mergers will be, adequately provided for on the consolidated books of the Company or Parent, as applicable.

                    (xxx) Each of the Company, Parent and the Company's Subsidiaries maintains, and after giving effect to the Mergers will maintain, a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

                    (xxxi) In accordance with customary industry practices, the Issuer, the Company, Parent and each of the Company's Subsidiaries maintains, and after giving effect to the Mergers will maintain, insurance covering their properties, operations, personnel and businesses, insuring against such losses and risks as are consistent with industry practice to protect the Issuer, the Company, Parent and the Company's Subsidiaries and their respective businesses. None of the Issuer, the Company, Parent nor any of the Company's Subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and in force on the Closing Date.

                    (xxxii)   Except as disclosed in the Offering Memorandum, no
          relationship, direct or indirect, exists between or among the Company, Parent or any of the Company's Subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, Parent or any of the Company's Subsidiaries, on the other hand, which would be required by the Act to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 filed with the Commission.

                    (xxxiii) Except as disclosed in the Offering Memorandum, no relationship, direct or indirect, exists between or among Holly or any of its Subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of Holly or any of its Subsidiaries, on the other hand, which would be required by the Act to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 filed with the Commission

                    (xxxiv)   None of the Issuer, the Company, Parent or any of
          the Company's Subsidiaries is an (i) an "investment company" or (ii) a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

                    (xxxv) There are no holders of securities of the Company or Parent who, by reason of the execution by the Company of this Agreement or by reason of the execution by the Company or Parent of any other Operative Document to which the Company or Parent is a party or the consummation by the Company of the transactions contemplated hereby and thereby, have the right to request or demand that the Company or Parent register under the Act or analogous foreign laws and regulations securities held by them other than pursuant to the Registration Right Agreement.

                    (xxxvi)   None of the Issuer, the Company, Parent or any of
          the Company's Subsidiaries has taken, and none of the Issuer, the Company, Parent or any of the Company's Subsidiaries will take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Issuer, the Company, Parent or any of the Company's Subsidiaries or to facilitate the sale or resale of the Notes.

                    (xxxvii) The accountants who have certified or will certify the financial statements included or to be included as part of the Offering Memorandum are independent accountants as required by the Act. The historical consolidated financial statements, together with related schedules and notes thereto, comply as to form in all material respects with the requirements applicable to registration statements on Form S-3 under the Act and present fairly in all material respects the financial condition, results of operations of the Company and its consolidated Subsidiaries and Holly and its consolidated Subsidiaries, respectively, at the dates and for the periods indicated. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods presented. The pro forma financial statements included in the Offering Memorandum have been prepared on a basis consistent with such historical statements of the Company, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly in all material respects the historical and proposed transactions contemplated by this Agreement and the other Operative Documents, including the Mergers; and such pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X of the Act. The other financial and statistical information and data included in the Offering Memorandum, derived from the historical and pro forma financial statements, are accurately presented in all material respects and prepared on a basis consistent with the financial statements, historical and pro forma, included in the Offering Memorandum and the books and records of the Company and its Subsidiaries. The pro forma financial information and the "Unaudited Pro Forma Consolidated Financial Information" included in the Offering Memorandum that gives effect to the issuance of the Notes, the application of the net proceeds therefrom and the other transactions and events specified therein have been properly compiled on the basis of the assumptions set forth with respect thereto.

                    (xxxviii) No registration under the Act of the Series A Notes is required for the sale of the Series A Notes to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming
          (A) that the purchasers who buy the Series A Notes in the Exempt Resales are Eligible Purchasers and (B) the accuracy of the Initial Purchasers' representations regarding the absence of general solicitation in connection with the sale of Series A Notes to the Initial Purchasers and the Exempt Resales contained herein and compliance with their covenants. No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Issuer, the Company, Parent or any of their respective representatives (other than the Initial Purchasers, as to which the Issuer and the Company make no representation or warranty) in connection with the offer and sale of any of the Series A Notes or in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Notes have been issued and sold by the Issuer, the Company, Parent or any of the entities set forth on Exhibit B attached hereto within the six-month period immediately prior to the date hereof.

                    (xxxix)   The Offering Memorandum, as of its date, and each
          amendment or supplement thereto, as of its date, contains the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

                    (xl) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the Trust Indenture Act.

                    (xli) None of the Issuer, the Company, Parent or any of their respective affiliates or any person acting on their behalf (other than the Initial Purchasers, as to whom the Issuer and the Company make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Series A Notes.

                    (xlii) The Series A Notes offered and sold in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

                    (xliii)   The sale of the Series A Notes pursuant to
          Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

                    (xliv) The Issuer, the Company, Parent and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Issuer and the Company make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Series A Notes outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902(g)(2).

                    (xlv) The Company is a "reporting issuer," as defined in Rule 902 under the Act.

                    (xlvi) The Series A Notes sold in reliance on Regulation S will be represented upon issuance by a temporary global security that may not be exchanged for definitive securities until the expiration of the 40-day distribution compliance period referred to in Rule 903(c)(3) of the Act and only upon certification of beneficial ownership of such Series A Notes by non-U.S. persons or U.S. persons who purchased such Series A Notes in transactions that were exempt from the registration requirements of the Act.

                    (xlvii)   Subsequent to the dates as of which information is
          given in the Offering Memorandum and up to the Closing Date, except as set forth in the Offering Memorandum, (A) none of the Issuer, the Company, Parent or any of the Company's Subsidiaries has incurred any liabilities or obligations, direct or contingent, which are material, individually or in the aggregate, to the Company, Parent and the Company's Subsidiaries, taken as a whole, nor entered into any transaction not in the ordinary course of business, (B) there has not been any change or development which, singly or in the aggregate, could reasonably be expected to result in a Material Adverse Effect and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                    (xlviii) None of the execution, delivery and performance of this Agreement, the issuance and sale of the Notes, the application of the proceeds from the issuance and sale of the Notes and the consummation of the transactions contemplated thereby as set forth in the Offering Memorandum, will violate Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations.

                    (xlix) Neither the Issuer nor the Company, including after giving effect to the Mergers, intends to, or believes that it will, incur debts beyond its ability to pay such debts as they mature. The present fair saleable value of the assets of the Company exceeds, and following the consummation of the Mergers will exceed, the amount that will be required to be paid on or in respect of its existing debts and other liabilities

          (including contingent liabilities) as they become absolute and matured. The assets of the Company do not constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Upon the issuance of the Notes, the present fair saleable value of the assets of the Company will exceed the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including contingent liabilities) as they become absolute and matured and the assets of the Company will not constitute unreasonably small capital to carry out its business as now conducted, including the capital needs of the Company, taking into account the projected capital requirements and capital availability and giving effect to the Mergers.

                    (l) Except pursuant to this Agreement, there are no contracts, agreements or understandings between the Issuer or the Company (including after giving effect to the Mergers) and any other person that would give rise to a valid claim against the Issuer, the Company or the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Notes.

                    (li) There exist no conditions that would constitute a default (or an event which with notice or the lapse of time, or both, would constitute a default) under any of the Operative Documents.

                    (lii) Each certificate signed by any officer of the Issuer, the Company, Parent or any of the Company's Subsidiaries and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Issuer, the Company, Parent or such Subsidiary, as the case may be, to the Initial Purchasers as to the matters covered thereby.

          The Issuer and the Company acknowledge that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel for the Issuer and the Company and counsel for the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and hereby consent to such reliance.

          (b) Each of the Initial Purchasers, severally and not jointly, represents, warrants and covenants to the Issuer and the Company and agrees that:

                    (i) Such Initial Purchaser is a QIB, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

                    (ii) Such Initial Purchaser (A) is not acquiring the Series A Notes with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Series A Notes only to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and to Reg S Investors in offshore transactions in reliance upon Regulation S under the Act.

                    (iii) No form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of any of the

          Series A Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                    (iv) Such Initial Purchaser agrees that, in connection with the Exempt Resales, it will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to, Eligible Purchasers. Such Initial Purchaser further (A) agrees that it will offer to sell the Series A Notes only to, and will solicit offers to buy the Series A Notes only from (1) Eligible Purchasers that the Initial Purchaser reasonably believes are QIBs and (2) Reg S Investors and (B) acknowledges and agrees that, in the case of such QIBs and such Reg S Investors, that such Series A Notes will not have been registered under the Act and may be resold, pledged or otherwise transferred only (x)(I) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A, (II) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 under the Act, (III) in a transaction meeting the requirements of Rule 144 under the Act, (IV) to an Accredited Investor that, prior to such transfer, furnishes the Trustee a signed letter containing certain representations and agreements relating to the registration of transfer of such Series A Notes (the form of which can be obtained from the Trustee) and, if such transfer is in respect of an aggregate principal amount of Series A Notes less than $250,000, an opinion of counsel acceptable to the Issuer and the Company that such transfer is in compliance with the Act or (V) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel if the Issuer and the Company so request), (y) to the Company, (z) pursuant to an effective registration statement under the Act and, in each case, in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction and (C) acknowledges that it will, and each subsequent holder is required to, notify any purchaser of the security evidenced thereby of the resale restrictions set forth in (B) above.

                    (v) Such Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Series A Notes.

                    (vi) The Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

                    (vii) The sale of Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

                    (viii) Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Series A Notes in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Act (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Series A Notes pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Act or another exemption from the registration requirements of the Act. Such Initial Purchaser agrees that, during such 40-day distribution compliance period, it will not cause any advertisement with respect to the Series A Notes (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Series A Notes, except such advertisements as are permitted by and include the statements required by Regulation S.

                    (ix) Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Series A Notes by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day distribution compliance period referred to in Rule 903(c)(3) under the Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

                    "The Series A Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or
                    (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A or to Accredited Institutions in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Series A Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

                    (x) Such Initial Purchaser agrees that the Series A Notes offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the 40-day distribution compliance period referred to in Rule 903(c)(3) of the Act and only upon certification of beneficial ownership of such Series A Notes by non-U.S. persons or U.S. persons who purchased such Series A Notes in transactions that were exempt from the registration requirements of the Act.

          The Initial Purchasers acknowledge that the Issuer and the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel for the Issuer and the Company and counsel for the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

          6.        Indemnification.

                    (a) The Issuer and the Company, jointly and severally, agree to indemnify and hold harmless (i) each Initial Purchaser, (ii) each person, if any, who controls an Initial

          Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of the Initial Purchasers or any controlling person to the fullest extent lawful, from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Issuer nor the Company will be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to the Initial Purchasers furnished to the Issuer and the Company by or on behalf of the Initial Purchasers expressly for use therein. This indemnity agreement will be in addition to any liability that the Issuer and the Company may otherwise have, including under this Agreement.

                    (b) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless (i) the Issuer and the Company, (ii) each person, if any, who controls the Issuer or the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and (iii) the respective officers, directors, partners, employees, representatives and agents of the Issuer and the Company or any controlling person to the fullest extent lawful, from and against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to such Initial Purchaser furnished to the Issuer and the Company by or on behalf of such Initial Purchaser expressly for use therein; provided, however, that in no case shall any Initial Purchaser be liable or responsible for any amount in excess of the discounts and commissions received by such Initial Purchaser, as set forth in this Agreement. This indemnity will be in addition to any liability that the Initial Purchasers may otherwise have, including under this Agreement.

                    (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability that it may have under this Section 6 or otherwise except to the extent that it has been prejudiced in any material respect by such failure). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume and control the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall be advised by such counsel that there may be defenses available to it or them that are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties; provided, however, that the indemnifying party under subsection (a) or (b) above shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties in each jurisdiction in which any claim or action is brought. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its prior written consent, provided that such consent was not unreasonably withheld.

          7. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 6 is for any reason held to be unavailable from an indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Issuer and the Company, on the one hand, and the Initial Purchasers, on the other hand, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, liabilities, claims, damages and expenses suffered by the Issuer or the Company, any contribution received by the Issuer and the Company from persons, other than the Initial Purchasers, who may also be liable for contribution, including persons who control the Issuer or the Company within the meaning of

Section 15 of the Act or Section 20(a) of the Exchange Act) to which the Issuer, the Company and the Initial Purchasers may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Issuer and the Company, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Series A Notes or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 6, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Issuer and the Company, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions that resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Issuer and the Company, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as (i) the total proceeds from the offering of Series A Notes (net of discounts and commissions but before deducting expenses) received by the Issuer and the Company and (ii) the discounts and commissions received by the Initial Purchasers, respectively, in each case as set forth in the Offering Memorandum. The relative fault of the Issuer and the Company, on the one hand, and of the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer, the Company or any Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuer, the Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall any Initial Purchaser be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Series A Notes purchased by such Initial Purchaser pursuant to this Agreement exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, (A) each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of any Initial Purchaser or any controlling person shall have the same rights to contribution as any Initial Purchaser, and (A) each person, if any, who controls the Issuer or the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of the Issuer and the Company shall have the same rights to contribution as the Issuer and the Company, subject in each case to clauses (i) and (ii) of this Section 7. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its prior written consent, provided that such written consent was not unreasonably withheld. The Initial Purchasers' obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amount of Series A Notes purchased by each of the Initial Purchasers hereunder and not joint.

          8. Conditions of Initial Purchasers' Obligations. The obligations of the Initial Purchasers to purchase and pay for the Series A Notes, as provided herein, shall be subject to the satisfaction of the following conditions:

                    (a) All of the representations and warranties of the Issuer and the Company contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Issuer and the Company shall have performed or complied in all material respects with all of the agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

                    (b) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers not later than 10:00 a.m., New York City time, on the seventh day following the date of this Agreement or at such later date and time as to which the Initial Purchasers may agree, and no stop order suspending the qualification or exemption from qualification of the Series A Notes in any jurisdiction referred to in Section 4(e) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

                    (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Series A Notes; no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the best knowledge of the Issuer and the Company, threatened against the Issuer, the Company, Parent or any of the Company's subsidiaries before any court or arbitrator or any governmental body, agency or official that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and no stop order shall have been issued preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or which could reasonably be expected to have a Material Adverse Effect.

                    (d) Since the dates as of which information is given in the Offering Memorandum, (i) there shall not have been any material change, or any development that is reasonably likely to result in a material adverse change, in the capital stock or the long-term debt, or material increase in the short-term debt, of the Issuer, the Company, Parent or any of the Company's Subsidiaries from that set forth in the Offering Memorandum, (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Issuer, the Company or Parent on any class of its capital stock and (iii) other than pursuant to this Agreement or the Merger Agreement, none of the Issuer, the Company, Parent or any of the Company's Subsidiaries shall have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Company, Parent and the Company's Subsidiaries, taken as a whole, and that are required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet or notes thereto included in the Offering Memorandum. Since the date hereof and since the dates as of which information is given in the Offering Memorandum, there shall not have occurred any material adverse change, or any development that is reasonably likely to result in a material adverse change, in the business, financial condition or results of operation of the Company, Parent and the Company's Subsidiaries, taken as a whole, other than as contemplated by or pursuant to the Merger Agreement.

                    (e) The Initial Purchasers shall have received certificates, dated the Closing Date, signed on behalf of the Issuer and the Company, in form and substance satisfactory to the Initial Purchasers, confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 8 and that, as of the Closing Date, the obligations of the Issuer and the Company to be performed hereunder on or prior thereto have been duly performed.

                    (f) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers and counsel for the Initial Purchasers, of Andrews & Kurth L.L.P., counsel for the Issuer and the Company, substantially to the effect set forth in Exhibit C hereto.

                    (g) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers and counsel for the Initial Purchasers, of Brown, Drew and Massey, LLP.

                    (h) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers and counsel for the Initial Purchasers, of Richards, Layton & Finger, P.A.

                    (i) At the Closing Date, the Initial Purchasers shall have received from Deloitte & Touche LLP, independent public accountants, dated as of the Closing Date, a customary comfort letter addressed to the Initial Purchasers and in form and substance reasonably satisfactory to the Initial Purchasers and counsel for the Initial Purchasers with respect to the financial statements and certain financial information of the Company and its Subsidiaries contained in the Offering Memorandum.

                    (j) At the Closing Date, the Initial Purchasers shall have received from Ernst & Young LLP, independent public accountants, dated as of the Closing Date, a customary comfort letter addressed to the Initial Purchasers and in form and substance reasonably satisfactory to the Initial Purchasers and counsel for the Initial Purchasers with respect to the financial statements and certain financial information of Holly and its Subsidiaries contained in the Offering Memorandum.

                    (k) The Initial Purchasers shall have received an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, of Latham & Watkins LLP, counsel for the Initial Purchasers, covering such matters as are customarily covered in such opinions.

                    (l) Latham & Watkins LLP shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

                    (m) Prior to the Closing Date, the Issuer and the Company shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

                    (n) The Issuer and the Trustee shall have entered into the Indenture, and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                    (o) The Company, Parent and the Initial Purchasers shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                    (p) The Issuer and the Trustee, as Trustee and as escrow agent, shall have entered into the Escrow Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                    (q) The Issuer and the Company shall have entered into the Escrow Corp. Merger Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                    (r) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any securities of the Company (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or any securities of the Company by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

                    (s) The Notes shall have been approved for trading on PORTAL.

                    (t) There shall not have arisen any event that would give any party to the Merger Agreement a right to terminate such Merger Agreement.

          All opinions, certificates, letters and other documents required by this Section 8 to be delivered by the Issuer and the Company will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchasers. The Issuer and the Company shall furnish the Initial Purchasers with such conformed copies of such opinions, certificates, letters and other documents as they shall reasonably request.

          9. Initial Purchasers' Information. The Issuer and the Company acknowledge that, upon the Closing Date, the Initial Purchasers will deliver a letter addressed to the Issuer and the Company, which letter shall set forth the only information relating to any of the Initial Purchasers furnished to the Issuer and the Company in writing by or on behalf of the Initial Purchasers expressly for use in the Offering Memorandum.

          10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Initial Purchasers and the Issuer and the Company contained in this Agreement, including the agreements contained in Sections 4(f) and 11(d), the indemnity agreements contained in Section 6 and the contribution agreements contained in Section 7, as applicable, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of an Initial Purchaser, any controlling person thereof, or by or on behalf of the Issuer, the Company or any controlling person thereof, and shall survive delivery of and payment for the Series A Notes to and by the Initial Purchasers. The representations contained in Section 5 and the agreements contained in Sections 4(f), 6, 7 and 11(d) shall survive the termination of this Agreement, including any termination pursuant to Section 11.

          11.       Effective Date of Agreement; Termination.

                    (a) This Agreement shall become effective upon execution and delivery of a counterpart hereof by each of the parties hereto.

                    (b) The Initial Purchasers shall have the right to terminate this Agreement at any time prior to the Closing Date by notice to the Issuer and the Company from the Initial Purchasers, without liability (other than with respect to Sections 6 and 7) on the Initial Purchasers' part to the Issuer or the Company if, on or prior to such date, (i) the Company shall have failed, refused or been unable to perform in any material respect any agreement on its part to be performed hereunder, (ii) any other condition to the obligations of the Initial Purchasers hereunder as provided in Section 8 is not fulfilled when and as required in any material respect, (iii) in the reasonable judgment of the Initial Purchasers, any material adverse change shall have occurred since the respective dates as of which information is given in the Offering Memorandum in the condition (financial or otherwise), business, properties, assets, liabilities, prospects, net worth, results of operations or cash flows of the Issuer, the Company, Parent and the Company's Subsidiaries, taken as a whole, including after giving effect to the Mergers, other than as set forth in the Offering Memorandum, or (iv)(A) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Initial Purchasers will in the immediate future materially disrupt, the market for the Issuer's or the Company's securities or for securities in general; or (B) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, or the Nasdaq National Market shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been established, or maximum ranges for prices for securities shall have been required, on such exchange or the Nasdaq National Market, or by such exchange or other regulatory body or governmental authority having jurisdiction; or (C) a banking moratorium shall have been declared by federal or state authorities, or a moratorium in foreign exchange trading by major international banks or persons shall have been declared; or (D) there has occurred an outbreak or escalation of hostilities or acts of terrorism involving the United States, or there is a declaration by the United States of a national emergency or war, or there shall have been any other calamity or crisis or any change in political, financial or economic conditions, the effect of which, in any such case, shall be, in the Initial Purchasers' judgment, to make it inadvisable or impracticable to proceed with the offering or delivery of the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum; or (E) there shall have been such a material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the Initial Purchasers' judgment, makes it inadvisable or impracticable to proceed with the delivery of the Series A Notes as contemplated hereby.

                    (c) Any notice of termination pursuant to this Section 11 shall be by telephone or facsimile and, in either case, confirmed in writing by letter.

                    (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to clause (iv) of Section 11(b), in which case each party will be responsible for its own expenses), or if the sale of the Series A Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Issuer or the Company to perform any agreement herein or comply with any provision hereof, the Issuer and the Company shall reimburse the Initial Purchasers for all out-of-pocket expenses (including the reasonable fees and expenses of the Initial Purchaser's counsel), incurred by the Initial Purchasers in connection herewith.

                    (e) If on the Closing Date any one or more of the Initial Purchasers shall fail or refuse to purchase the Series A Notes which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of the Series A Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Series A Notes to be purchased on such date by all Initial Purchasers, each non-defaulting Initial Purchaser shall be obligated severally, in the proportion which the principal amount of the Series A Notes set forth opposite its name in Exhibit A bears to the aggregate principal amount of the Series A Notes which all the non-defaulting Initial
          Purchasers, as the case may be, have agreed to purchase, or in such other proportion as Bear, Stearns & Co. Inc. ("Bear Stearns") may specify, to purchase the Series A Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of the Series A Notes which any Initial Purchaser has agreed to purchase pursuant to Section 3 hereof be increased pursuant to this Section 11 by an amount in excess of one-ninth of such principal amount of the Series A Notes without the written consent of such Initial Purchaser. If on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase the Series A Notes and the aggregate principal amount of the Series A Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Series A Notes to be purchased by all Initial Purchasers and arrangements satisfactory to the Initial Purchasers and the Issuer for purchase of such the Series A Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser, the Issuer and the Company. In any such case which does not result in termination of this Agreement, either Bear Stearns or the Issuer shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

          12. Notice. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Initial Purchasers shall be mailed, delivered, telecopied and confirmed in writing or sent by a nationally recognized overnight courier service guaranteeing delivery on the next business day to Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention: Corporate Finance Department, telecopy number: (212) 272-3092, with a copy to Latham & Watkins LLP, 885 Third Avenue, Suite 1000, New York, New York 10022, Attention: Marc D. Jaffe, telecopy number: (212) 751-4864; and if sent to the Issuer and the Company, shall be mailed, delivered, telecopied and confirmed in writing or sent by a nationally recognized overnight courier service guaranteeing delivery on the next business day to Frontier Escrow Corporation, 10000 Memorial Drive, Suite 600, Houston, TX 77024, Attention: Chief Financial Officer, telecopy number: (713) 688-0616, with a copy to Andrews & Kurth L.L.P, 600 Travis, Suite 4200, Houston, TX 77002, Attention: Robert V. Jewell, telecopy number: (713) 238-7135.

          13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Initial Purchasers, the Issuer, the Company and the controlling persons and agents referred to in Sections 6 and 7, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Notes from the Initial Purchasers.

          14. Governing Law and Construction. The law of the State of New York shall govern and be used to construe and enforce this Agreement without giving effect to applicable principles or conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby. TIME IS OF THE ESSENCE IN THIS AGREEMENT.

          15. Captions. The captions included in this Agreement are included solely for convenience of reference and are not to be considered a part of this Agreement.

          16. Counterparts. This Agreement may be executed in various counterparts which together shall constitute one and the same instrument.

          17. Partial Invalidity. In case any provisions of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                           [Signature page to follow]

          If the foregoing correctly sets forth the understanding among the Initial Purchasers, the Issuer and the Company please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                         Very truly yours,

                                         FRONTIER ESCROW CORPORATION

                                         By:   /s/ James R. Gibbs
                                               ---------------------------------
                                               Name: James R. Gibbs
                                               Title: President


                                         FRONTIER OIL CORPORATION

                                         By:   /s/ James R. Gibbs
                                               ---------------------------------
                                               Name: James R. Gibbs
                                               Title: Chairman of the Board,
                                                      President and Chief
                                                      Executive Officer

Accepted and agreed to as of
the date first above written:

BEAR, STEARNS & CO. INC.


By:   /s/ Mark Bernstein
      --------------------------------
      Name: Mark Bernstein
      Title: Senior Managing Director


LEHMAN BROTHERS INC.


By:   /s/ J. Scott Schlossel
      --------------------------------
      Name: J. Scott Schlossel
      Title: Senior Vice President


BNP PARIBAS SECURITIES CORP.


By:   /s/ Douglas Cook
      --------------------------------
      Name: Douglas Cook
      Title: Managing Director

                                    EXHIBIT A

                                                               Principal Amount
                   Initial Purchaser                               of Notes
                   -----------------                           -----------------
      Bear, Stearns & Co. Inc...........................       $     165,000,000

      Lehman Brothers Inc...............................              33,000,000

      BNP Paribas Securities Corp.......................              22,000,000

                  Total.................................       $     220,000,000

                                    EXHIBIT B

                                  Subsidiaries

Wainoco Oil & Gas Company (incorporated in Delaware)

Wainoco Resources, Inc. (incorporated in Delaware)

Frontier Holdings Inc. (incorporated in Delaware)

Frontier Refining & Marketing Inc. (incorporated in Delaware)

Frontier Refining Inc. (incorporated in Delaware)

Frontier Oil and Refining Company (incorporated in Delaware)

Frontier Pipeline Inc. (incorporated in Delaware)

Frontier El Dorado Refining Company (incorporated in Delaware)

Frontier Escrow Corporation (incorporated in Delaware)

                                    EXHIBIT C

                    Form of Opinion of Andrews & Kurth L.L.P.

        1. The Company has been duly and validly incorporated and is validly existing as a corporation in good standing under the laws of the State of Wyoming, and is qualified to do business and is in good standing in each jurisdiction listed on Annex A/1/; and the Company has all necessary corporate power required to own, lease and operate its properties and conduct its business as described in the Offering Memorandum.

        2. The Issuer has been duly and validly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

        3. Each of the Company's subsidiaries listed on Annex B ("Subsidiaries")/2/ and Parent is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, and is qualified to do business and is in good standing in each jurisdiction listed on Annex A/3/; and each such Subsidiary or Parent, as applicable, has all necessary corporate power required to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum.

        4. All the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and are validly issued and outstanding, are fully paid and nonassessable, and are owned by the Company of record and, to the best knowledge of such counsel, (A) beneficially and (B) free and clear of all liens, encumbrances, equities, security interests or claims of any nature whatsoever, except as specified in the Purchase Agreement; and to the best knowledge of such counsel, none of the Issuer, the Company, Parent or any of the Company's Subsidiaries has granted any outstanding options, warrants or commitments with respect to any shares of its capital stock, whether issued or unissued, except as otherwise described in the Offering Memorandum.

        5. The Company has an authorized capitalization as set forth in the Offering Memorandum, and to the knowledge of such counsel, except as set forth in paragraph 4 above, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue, any shares of capital stock of the Company.

        6. Each of the Issuer, the Company and Parent has all requisite corporate power and authority to execute, deliver and perform its obligations under the Purchase Agreement and each of the other Operative Documents to which it is a party and to consummate the transactions

----------
/1/ Such jurisdictions where the Company has represented that the Company conducts business.

/2/ Frontier Holdings Inc., Frontier Refining & Marketing Inc., Frontier Oil and Refining Company, Frontier Pipeline Inc., Frontier Refining Inc., Frontier El Dorado Refining Company, Wainoco Oil & Gas Company and Wainoco Resources, Inc.

/3/ Such jurisdictions where the Company has represented that the Subsidiaries conduct business.

contemplated thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Notes as provided therein.

        7. To such counsel's knowledge, except as may be required under applicable state securities and Blue Sky laws, as to which such counsel need express no opinion, and except for the filing of a registration statement under the Act and qualification of the Indenture under the Trust Indenture Act, or otherwise in connection with the Registration Rights Agreement, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency or any other person is required for (i) the execution, delivery and performance by the Issuer, the Company or Parent of the Purchase Agreement or any of the other Operative Documents to which it is party, or (ii) the issuance and sale of the Notes, the issuance of the Guarantees and the transactions contemplated by the Purchase Agreement and thereby, except such as have been obtained and made or have been disclosed in the Offering Memorandum.

        8. The Company is a "reporting issuer," as defined in Rule 902 under the Act.

        9. None of the Issuer, the Company, Parent or any of the Subsidiaries is (i) an "investment company" or (ii) a company "controlled" by an "investment company" within the meaning of the Investment Company Act.

        10. The Purchase Agreement has been duly and validly authorized, executed and delivered by the Issuer and the Company.

        11. The Indenture has been duly and validly authorized, executed and delivered by the Issuer and, assuming due authorization, execution and delivery thereof by the Trustee, is the legal, valid and binding obligation of the Issuer, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

        12. The Escrow Agreement has been duly and validly authorized, executed and delivered by the Issuer and, assuming due authorization, execution and delivery thereof by the Trustee, is the legal, valid and binding obligation of the Issuer, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

        13. The Registration Rights Agreement has been duly and validly authorized, executed and delivered by each of Parent and the Company and, assuming due authorization, execution and delivery thereof by the Trustee, is the legal, valid and binding obligation of each of Parent and the Company, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

        14. The Escrow Corp. Merger Agreement has been duly and validly authorized, executed and delivered by each of the Issuer and the Company and is the legal, valid and binding obligation of each of the Issuer and the Company, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

        15. The Series A Notes have been duly and validly authorized for issuance by the Issuer and sale to the Initial Purchasers pursuant to the Purchase Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms thereof, will be the legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms and entitled to the benefits of the Indenture.

        16. Upon consummation of the Escrow Corp. Merger, the Indenture will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency and other laws affecting creditors' rights generally, and to general principles of equity.

        17. The Guarantees of the Series A Notes have been duly and validly authorized by Parent and each of the Subsidiaries and, when executed and delivered in accordance with the terms of the Indenture and when the Series A Notes have been issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms of the Purchase Agreement and thereof, will be the legal, valid and binding obligations of Parent and each of the Subsidiaries, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency and other laws affecting creditors' rights generally, and to general principles of equity.

        18. The Series B Notes have been duly and validly authorized for issuance by the Company, and, when issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Series B Notes will be the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency and other laws affecting creditors' rights generally, and to general principles of equity.

        19. The Guarantees of the Series B Notes have been duly and validly authorized by Parent and each of the Subsidiaries and, when executed and delivered in accordance with the terms of the Indenture and when the Series B Notes have been issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, will be the legal, valid and binding obligations of Parent and each of the Subsidiaries, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency and other laws affecting creditors' rights generally, and to general principles of equity.

        20. The Merger Agreement has been duly and validly authorized, executed and delivered by each of the Company and Parent and is a valid and binding agreement of each of the Company and Parent, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency and other laws affecting creditors' rights generally, and to general principles of equity.

        21. No registration under the Act of the Series A Notes is required for the sale of the Series A Notes to the Initial Purchasers as contemplated by the Purchase Agreement or for the Exempt Resales assuming (a) that the Initial Purchasers are QIBs, (b) that the purchasers who buy the Series A Notes in the Exempt Resales are either QIBs or Reg S Investors, (c) the accuracy of the Initial Purchasers' representations regarding the absence of general solicitation in connection with the sale of Series A Notes to the Initial Purchasers and the Exempt Resales contained in the Purchase Agreement, and (d) the accuracy of the Issuer's and the Company's representations in Sections 5(a)(viii) and (xxxvii) (other than with respect to the first sentence) of the Purchase Agreement.

        22. The Offering Memorandum, as of its date (except for the financial statements and related notes, the financial statement schedules, statistical data related to or derived from the financial statements and other financial data included therein or omitted therefrom, as to which such counsel need express no opinion), contains the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

        23. When the Series A Notes are issued and delivered pursuant to the Purchase Agreement, no Series A Notes will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Issuer, the Company, Parent or any of the Subsidiaries that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

        24. To the best of such counsel's knowledge, no stop order preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by the Purchase Agreement are subject to the registration requirements of the Act, has been issued.

        25. The Indenture complies as to form in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. Prior to the Exchange Offer or the effectiveness of the Shelf Registration Statement, the Indenture is not required to be qualified under the Trust Indenture Act.

        26. None of (A) the execution, delivery or performance by the Issuer or the Company of the Purchase Agreement or the execution, delivery or performance by the Issuer, the Company or Parent of any of the other Operative Documents to which the Issuer, the Company or Parent is a party (B) the issuance and sale of the Notes and, upon consummation of the Mergers, the issuance of the Guarantees, or (C) the consummation by the Issuer or the Company of the transactions described in the Offering Memorandum under the caption "Use of Proceeds," violates, conflicts with or constitutes a breach of, or after giving effect to the Mergers will violate, conflict with or constitute a breach of, any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default including after giving effect to the Mergers), or requires consent under (including after giving effect to the Mergers), or results in (including after giving effect to the Mergers), the imposition of a lien or encumbrance on any properties of the Issuer, the Company, Parent or any of the Subsidiaries or an acceleration of any indebtedness of the Issuer, the Company, Parent or any of the Subsidiaries pursuant to (1) the charter or bylaws of the Issuer, the Company, Parent or any of the Subsidiaries, (2) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument identified to such counsel by the Issuer and the Company and listed on Annex C to such counsel's opinion to which the Issuer, the Company, Parent or any of the Subsidiaries is a party or by which the Issuer, the Company, Parent or any of the Subsidiaries property is or may be bound, or (3) any judgment, order or decree known to such counsel of any court or governmental agency or authority having jurisdiction over the Issuer, the Company, Parent or any of the Subsidiaries or any of their assets or properties.

        27. To the best of such counsel's knowledge, there is (A) no action, suit, investigation or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now, or after giving effect to the Mergers, pending or threatened or contemplated to which the Issuer, the Company, Parent or any of the Subsidiaries is or may be a party or to which the business or property of the Issuer, the Company, Parent or any of the Subsidiaries is or may be subject, (B) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body and (C) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Issuer, the Company, Parent or any of the Subsidiaries is or may be subject, or after giving effect to the Mergers will be subject, or to which the business, assets, or property of the Issuer, the Company, Parent or any of the Subsidiaries is, or may be subject, or after giving effect to the Mergers will be subject, that, in the case of clauses (A), (B) and (C) above, is required to be disclosed in the Offering Memorandum and that is not so disclosed fairly and accurately in all material respects.

        28. To the best of such counsel's knowledge, there are no holders of securities of the Company or Parent who, by reason of the execution by the Company of the Purchase Agreement or the Company or Parent of any other Operative Document to which the Company or Parent is a party or the consummation by the Company and of the transactions contemplated hereby and thereby, have the right to request or demand that the Company or Parent register under the Act or analogous foreign laws and regulations securities held by them other than pursuant to the Registration Rights Agreement.

        29. The descriptions of, or references to, material contracts or agreements of the Issuer, the Company, Parent or the Subsidiaries described in the Offering Memorandum, to the extent they constitute summaries of legal matters or legal conclusions, are, to the best of such counsel's knowledge, true and correct in all material respects.

        30. The statements in the Offering Memorandum under the heading "The Acquisition," insofar as such statements constitute a summary of the Merger Agreement, are true and correct in all material respects.

        31. The statements in the Offering Memorandum under the headings "Description of the Notes," "Notice to Investors" and "Plan of Distribution," insofar as such statements constitute a summary of the legal matters or documents referred to therein, present fairly, in all material respects, such legal matters and documents.

        32. All descriptions in the Offering Memorandum of statutes, regulations or legal or governmental proceedings set forth in the section titled "Business-- Government Regulation" are fair summaries thereof and fairly present the information required to be shown with respect to such matters.

        33. Assuming the proceeds from the offering of the Notes are applied as described in the Offering Memorandum, none of the execution, delivery and performance of the Purchase Agreement, the issuance and sale of the Notes, the application of the proceeds from the issuance and sale of the Notes and the consummation of the transactions contemplated by the Company as set forth in the Offering Memorandum, will violate Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System.

        34. The Series A Notes, the Indenture and the Registration Rights Agreement conform as to legal matters in all material respects to the descriptions thereof contained in the Offering Memorandum.

        In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Issuer and the Company, representatives of the independent accountants of the Company and of Holly Corporation and representatives of the Initial Purchasers at which the contents of the Offering Memorandum and related matters were discussed and, although it does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, during the course of such participation, no facts came to its attention that caused such counsel to believe that the Offering Memorandum, as of its date or the Closing Date, contained an untrue statement of a material fact or omitted to state any fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except as to financial statements and related notes, the financial statement schedules, statistical data related to or derived from the financial statements and other financial data included therein).

        Opinions with respect to matters of Wyoming law shall be given by Brown, Drew and Massey, LLP, Casper, Wyoming.

                                     ANNEX A

                      CORPORATION (STATE OF INCORPORATION)
                            STATES OF QUALIFICATION

Corporation (State of Incorporation)                   State of Qualification
----------------------------------------------         -------------------------------------------
Frontier Oil Corporation (Wyoming).....................Colorado,   Montana,     North    Dakota,
                                                       Nebraska,   Utah,Idaho,  Kansas,  Oklahoma,
                                                       Texas

Frontier Holdings Inc. (Delaware)......................Colorado

Frontier Refining & Marketing Inc. (Delaware)..........Colorado,Wyoming

Frontier Oil and Refining Company (Delaware)...........Colorado,  California,  Illinois, Iowa,
                                                       Missouri,  Wisconsin,  Minnesota, Idaho,
                                                       Kansas, Montana,  Nebraska,  North Dakota,
                                                       Oklahoma, South Dakota, Texas, Utah,
                                                       Wyoming

Frontier Pipeline Inc. (Delaware)......................Wyoming

Frontier Refining Inc. (Delaware)......................Wyoming

Frontier El Dorado Refining Company (Delaware).........Kansas

Wainoco Oil & Gas Company (Delaware)...................Colorado, New Mexico, Texas, Wyoming

Wainoco Resources, Inc. (Delaware).....................none

                                     ANNEX B

Frontier Holdings Inc., Frontier Refining & Marketing Inc., Frontier Oil and Refining Company, Frontier Pipeline Inc., Frontier Refining Inc., Frontier El Dorado Refining Company, Wainoco Resources Inc and Wainoco Oil& Gas Company

                                       ii